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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ----------------


                                    FORM 8-K


                                ----------------



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 8, 1997
                                                   ----------------------------

                            TRAK AUTO CORPORATION
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Delaware                      0-12202             52-1281465
-----------------------------          ------------       -------------------
 (State or other jurisdiction          (Commission         (I.R.S. Employer
       of incorporation)               File Number)       Identification No.)


    3300 75th Avenue, Landover, Maryland                         20785
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (301) 226-1200
                                                     --------------------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


    There are no exhibits to this Current Report on Form 8-K.

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Item 2.          Acquisition or Disposition of Assets

                 On December 8, 1997, Trak Auto Corporation ("Trak"), a majority owned subsidiary of Dart Group Corporation ("Dart"), and certain of Trak's affiliates closed the transactions contemplated in the Purchase
Agreement (the "Purchase Agreement") with CSK Auto, Inc. ("CSK") pursuant to which Trak had agreed to convey to CSK the assets (including Inventory, Store Fixtures and assignment of store leases as described in the Purchase
Agreement)) relating to the business (the "Business") conducted by Trak in its retail discount auto parts stores in the Los Angeles, California metropolitan area (the "Transaction"). Trak Auto and CSK closed the Transaction, subject to subsequent adjustment, for an aggregate purchase price of approximately $33.6 million. Ninety percent (90%) of the aggregate purchase price, or $30.2 million, was paid in cash at closing. The remaining ten percent (10%) will be paid pending finalization of any purchase price adjustments and audits. Trak retains all existing liabilities related to the assets and Business. In connection with the Transaction, Trak recorded an estimated pre-tax loss of approximately $10.5 million from the sale of its California operations to CSK for both of the 13 and 39 week periods ended November 1, 1997.

                 Reference is made to the Purchase Agreement, a copy of which is attached as an Exhibit to the Current Report on Form 8-K filed by Trak with the Commission on October 22, 1997.

Item 7.          Financial Statements and Exhibits

                 (b)      Pro forma financial statements

                          The following pro forma balance sheet as of November
1, 1997 and statements of operations for the 39 weeks ended November 1, 1997 and 52 weeks ended February 1, 1997 are provided, on a preliminary basis, to present the effects of the transactions pursuant to which Trak sold its California operations to CSK pursuant to the Purchase Agreement. These pro forma financial statements should be read in conjunction with the historical annual and quarterly financial statements of Trak previously filed on Forms 10-K and 10-Q and the other information contained in this Form 8-K.





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                     TRAK AUTO CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (dollars in thousands, except per share data)
                                  (Unaudited)

                                   39 Weeks Ended November 1, 1997
                             -------------------------------------------
                                               ProForma
                             Historical       Adjustments       ProForma
                             ----------       -----------      ---------
Sales                        $ 257,800        $ (73,143) (a)   $ 184,657
Interest and other income          773              375  (b)       1,148
                             ---------        ---------        ---------
                               258,573          (72,768)         185,805
                             ---------        ---------        ---------
Expenses:
  Cost of sales, store
      occupancy and
    warehousing                198,068          (55,643) (a)     142,425
  Selling and
    administrative              53,361          (17,207) (a)      36,154
  Provision for loss on sale
    of California operations    10,493          (10,493) (c)        -
  Depreciation and
    amortization                 5,785             (721) (a)       5,064
  Interest expense               2,791             -               2,791
                             ---------        ---------        ---------
                               270,498          (84,064)         186,434
                             ---------        ---------        ---------
Loss before income
  taxes                        (11,925)          11,296             (629)
Income taxes(benefit)           (3,824)          (3,375) (d)        (449)
                             ---------        ---------        ---------
Net Loss                     $  (8,101)       $   7,921        $    (180)
                             =========        =========        =========

Net loss per share           $   (1.37)       $    1.34        $    (.03)
Weighted average shares
  outstanding                    5,909            5,909            5,909

                                   52 Weeks Ended February 1, 1997
                             -------------------------------------------
                                               ProForma
                             Historical       Adjustments       ProForma
                             ----------       -----------      ---------
Sales                        $ 345,984        $(105,332) (a)   $ 240,652
Interest and other income        1,586              500  (b)       2,086
                             ---------        ---------        ---------
                               347,570         (104,832)         242,738
                             ---------        ---------        ---------
Expenses:
  Cost of sales, store
    occupancy and
    warehousing                262,472          (79,912) (a)     182,560
  Selling and
    administrative              72,452          (24,535) (a)      47,917
  Depreciation and
    amortization                 7,495             (859) (a)       6,636
  Interest expense               3,705             -               3,705
                             ---------        ---------        ---------
                               346,124         (105,306)         240,818
                             ---------        ---------        ---------
Income before income
  taxes                          1,446              474            1,920
Income taxes                       362              157  (d)         519
                             ---------        ---------        ---------
Net income                   $   1,084        $     317        $   1,401
                             =========        =========        =========

Net income per share         $     .18        $     .06        $     .24
Weighted average shares
  outstanding                    5,942            5,942            5,942


(a) Record reduction in sales and expenses related to California operations.
(b)      Record interest income on net proceeds.
(c)      Reverse loss reserve recorded as a result of the transaction.
(d)      Record income tax effect on above.





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                     TRAK AUTO CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                  As of November 1, 1997
                                                         ProForma
ASSETS                                     Historical   Adjustments    ProForma
                                           ----------   -----------   ----------
 Current Assets:
  Cash and short term instruments           $ 17,354     $ 31,850 (a)  $ 49,204
  Marketable debt securities                     690                        690
  Accounts receivable                          7,778                      7,778
  Merchandise inventories                    106,495      (30,300)(a)    76,195
  Deferred income taxes                        6,900           43 (b)     6,943
  Other current assets                         3,211        1,964 (a)     5,175
                                            --------     --------      --------
    Total Current Assets                     142,428        3,557       145,985
                                            --------     --------      --------

Property and Equipment, at cost:
  Furniture, fixtures and equipment           64,667       (9,923)(a)    54,744
  Leasehold improvements                      11,791       (4,293)(a)     7,498
  Property under capital leases               22,032                     22,032
                                            --------     --------      --------
                                              98,490      (14,216)       84,274
Accumulated Depreciation and Amortization     55,097       (7,473)(a)    47,624
                                            --------     --------      --------
                                              43,393       (6,743)       36,650
                                            --------     --------      --------

Other Assets                                  10,745       (4,484)(b)     6,261
                                            --------     --------      --------
Total Assets                                $196,566     $ (7,670)     $188,896
                                            ========     ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable, trade                   $ 51,018     $             $ 51,018
  Income taxes payable                         1,557       (1,557)(b)      -
  Accrued expenses
    Salaries and benefits                     13,044         -           13,044
    Taxes other than income                    6,428         -            6,428
    Other                                     21,279       (7,493)(a)    13,786
                                            --------     --------      --------
    Total Current Liabilities                 93,326       (9,050)       84,276
                                            --------     --------      --------
Long-term liabilities                         27,919         -           27,919
                                            --------     --------      --------
    Total Liabilities                        121,245       (9,050)      112,195
                                            --------     --------      --------

Stockholders' Equity:
  Common stock                                    64                         64
  Paid-in capital                             46,481                     46,481
  Retained earnings                           37,496        1,380 (a)    38,876
  Treasury stock                              (8,720)        -           (8,720)
                                            --------     --------      --------
Total Stockholders' Equity                    75,321        1,380        76,701
                                            --------     --------      --------
Total Liabilities and Stockholders'
  Equity                                    $196,566       (7,670)     $188,896
                                            ========     ========      ========

(a) To record sale proceeds of approximately $33.6 million less transaction costs of approximately $1.8 million and reduce value of assets sold as of November 1, 1997.
(b)      Record income tax effect on transaction.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRAK AUTO CORPORATION



                                       By:      David B. MacGlashan
                                                -------------------------------
                                       Name:    David B. MacGlashan
                                       Title:   Chief Financial Officer and
                                                Senior Vice President

Date:  December 23, 1997





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